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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  May 27, 2003


                         COMMISSION FILE NUMBER: 0-12742




                                SPIRE CORPORATION
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           (NAME OF SMALL BUSINESS ISSUER AS SPECIFIED IN ITS CHARTER)




         MASSACHUSETTS                                        04-2457335
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(STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NUMBER)




ONE PATRIOTS PARK, BEDFORD, MASSACHUSETTS                      01730-2396
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 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)



                                 (781) 275-6000
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                (ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.   OTHER EVENTS
----------------------

(a) On May 27, 2003 Spire Corporation (the "Company") announced that it had acquired Bandwidth Semiconductor, LLC of Hudson, New Hampshire. Bandwidth Semiconductor is a semiconductor foundry specializing in III-V materials and devices for defense and telecommunications applications. Additional information is set forth in Exhibit 99 to this Current Report on Form 8-K.




ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

(c)       Exhibits:
          ---------

             99      News Release of the Company dated May 27, 2003.





                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         SPIRE CORPORATION
                                            (Registrant)


Dated:    June 5, 2003                   By:  /s/ Roger G. Little
                                              ---------------------
                                              Roger G. Little
                                              President, Chief Executive Officer
                                              and Chairman of the Board





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                                  EXHIBIT INDEX




Exhibit                            Description
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  99              News Release of the Company dated May 27, 2003













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